EXHIBIT 19(c)

                               POWER OF ATTORNEY


         The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, The Leadership Trust, and BT Advisor Funds (each, a "Trust") and, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short/Intermediate U.S. Government Securities Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary and each Assistant Secretary of each Trust and each Portfolio Trust and the Deputy General Counsel of Federated Investors, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agent has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 30th day of September, 1996.


SIGNATURES                                        TITLE


/s/ Ronald M.Petnuch                              President and Treasurer
------------------------                          (Chief Executive Officer,
Ronald M. Petnuch                                 Principal Financial and
                                                  Accounting Officer)
                                                  of each Trust and Portfolio
                                                  Trust

/s/ Philip W. Coolidge                            Trustee of each Trust and
------------------------                          Portfolio Trust
Philip W. Coolidge

/s/ Charles P. Biggar                             Trustee of each Portfolio
------------------------                          Trust and BT Institutional
Charles P. Biggar                                 Funds



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SIGNATURES                                        TITLES
----------                                        ------


/s/ S. Leland Dill                                Trustee of each Portfolio
------------------------                          Trust and BT Investment Funds
/S. Leland Dill

/s/ Philip Saunders, Jr.                          Trustee of each Portfolio
------------------------                          Trust and BT Invsetment Funds
Philip Saunders, Jr.


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                                  EXHIBIT 19(d)

                                POWER OF ATTORNEY





      Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation (the "Company"), constitutes and appoints Michael J.C. Roth, John W. Saunders, Jr. and Michael D. Wagner, and each of them, as his true and lawful attorney-in-fact and agent, with full power or substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Fund on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection with such filing and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Robert G. Davis                                  March 24, 1997
---------------------------------                    ---------------------
Robert G. Davis, Director                            Date




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                                 EXHIBIT 19(e)

                                POWER OF ATTORNEY


      Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation (the "Company"), constitutes and appoints Michael J.C. Roth, John W. Saunders, Jr. and Michael D. Wagner, and each of them, as his true and lawful attorney-in-fact and agent, with full power or substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Fund on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection with such filing and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Robert L. Mason                                  March 24, 1997
---------------------------------                    ---------------------
Robert L. Mason, Director                            Date

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